UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant’s telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/12

Item 1.  Reports to Stockholders.

 Class A shares: PFFAX

Class C shares: PFFTX

Class I shares: PFFNX

Annual Report

March 31, 2012

Distributed by Northern Lights Distributors, LLC

Member FINRA

May 31, 2012

Dear Investor,

Each year at this time, Princeton Futures Strategy Fund (“Fund”) provides this letter to investors.  The purpose of this letter is to provide a review of the fiscal year ending March 31, 2012 (“Investment Period”), provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook.  Please recall that the Fund is a mutual fund that invests in underlying Commodity Trading Advisors (“CTA”) that seek diversified exposure to both the commodity markets (energy, precious and industrial metals, agricultural commodities, etc.) and the financial markets (equity, foreign exchange and fixed income markets) while attempting to generate attractive, long-term risk adjusted returns.  The Fund’s Sub‐Adviser, 6800 Capital LLC (“6800”), draws upon a deep and successful 16+ years of history selecting and investing with CTAs in order to gain long and/or short exposure to as many as 100 or more different markets.  The portion of the Funds capital that is not invested in commodity markets is actively invested in short‐term fixed income securities by Congress Asset Management (“Congress”).

The Fund manages approximately $483,000,000 as of March 31, 2012.  The diverse group of CTA managers allows the Fund to further diversify across dozens of different markets and investment strategies.  The Fund implements this dynamic portfolio management discipline in an attempt to reduce volatility to a level that is lower than a typical managed futures strategy.

Investment Results

The Investment Period has been unusually challenging for a majority of CTA strategies.  The volatility in the equity markets changed dramatically and evidenced the “risk-on” / “risk-off” trading mentality that moved markets in intense ways.

The Funds Class I NAV declined -10.23% while Class A NAV declined by -10.35 during the Investment Period.  During this same period the Fund’s best day was up 1.13% and the worst day was down -2.55%.  The Manager believes this was consistent with the general performance experienced by the managed futures industry and the Fund’s competitors.  This period presented numerous and unusual challenges reflected in the popular CTA benchmarks and the performance results of many CTAs.

www.pfstrategyfund.com	1.888.868.9501
0776-NLD-5/21/2012

Figure 1

The Fund’s Investment Results

*The inception date of Class A and Class I is 07/19/2010 and Class C is 06/14/2011.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

The maximum sales charge (load) for Class A is 5.75%.

Class A investors may be eligible for a reduction in sales charges. See prospectus for more information.

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above.  Investments return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund at least until July 31, 2012, to ensure that the net annual fund operating expenses will not exceed 2.20% for Class A, 2.95% for Class C and 1.95% for Class I, subject to possible recoupment from the Fund in future years.  Please review the Fund’s Prospectus for more detail on the expense waiver.  Results shown reflect the waiver, without which the results could have been lower.  A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month end, please call toll-free 1-888-868-9501.

Performance Attribution

For the fiscal year ending March 31, 2012, the performance of the Fund was challenged by macro-economic and fundamental forces and results.  The strongest performance came from the CTAs managing short term contrarian or counter-trend investment strategies.  The weakest performance originated from CTAs deploying intermediate and long-term trend following or longer term fundamental strategies.

Figure 2

The Percentage of the Fund’s Capital Invested by the 19 CTA Managers Overseeing 19 Strategies

As of March 31, 2012, Summarized By Investment Style

Figure 3

Estimated Performance Attribution by CTA Manager Investment Style

www.pfstrategyfund.com	1.888.868.9501
0776-NLD-5/21/2012

Fiscal Year Ending March 31, 2012

The portion of the portfolio that is actively invested in U.S. short‐term fixed income securities is primarily designed to provide liquidity and preserve capital of the Fund.  Investments are primarily made in investment grade fixed income securities which have performed well due to the “flight-to-quality” behavior during the Investment Period.

Market Environment

As the Investment Period unfolded in April 2011, markets were shaking off the effects of the Arab Spring turmoil in the Middle-East and the tragic tsunami/earthquake/nuclear disaster facing Japan.  The markets in May provided some of the most dramatic price moves witnessed in many years.  The initial catalyst for the reversals seemed to be traced to a large increase in silver margins which caused tremendous long liquidation and resulted in an extraordinary drop of almost 30% in silver prices in a matter of days.  Aside from the obvious impact on related markets like gold and platinum, margin-related selling and liquidation pressure began to spread to other markets as well.

Market conditions during the third quarter of 2011 were extremely volatile, characterized by numerous and sudden price reversals. A seemingly unending series of events and announcements, virtually all negative, sent shockwaves through equity, fixed income and commodity markets.  The political wrangling over raising the U.S. debt ceiling and the subsequent downgrading of U.S. debt resulted in a lack of confidence in Congress to manage the nation’s fiscal problems.  Despite higher than expected second quarter earnings, the U.S. economy continued to sputter with little good news on either the morbid housing market or the high unemployment situation.  A sharp drop in economic activity in Germany raised the specter of a widespread economic slowdown throughout Europe.  China’s economy also slowed as the government continued its steps to manage growth and inflation rates.  Finally, the ongoing sovereign debt crisis in Europe and the resulting lack of confidence in the European banking system created grave concerns about the fate of the Euro and the entire European economy.

www.pfstrategyfund.com	1.888.868.9501
0776-NLD-5/21/2012

These factors increased fears of a possible world-wide double-dip recession and a banking and credit crisis which could extend far beyond just Europe.  The impact on the markets was dramatic.  While there were periods of stability and rallies during the quarter depending upon the “news of the day”, stock indices ended the quarter sharply lower with the Dow Jones industrial Average down almost 14% and some of the European indices down approximately 25%.  Fixed income markets rallied sharply on another round of “flight-to-quality” buying.  While some of the commodity-related markets initially bucked the downward trend due to individual fundamental factors, ultimately they were not immune to the fears of a worldwide decline in demand and many of them dropped sharply by the end of the quarter.  The U.S. dollar benefited from the safe-haven buying, particularly against the commodity-related currencies, and it rose sharply against the European currencies in September as the European debt crisis appeared to reach its peak.

The extreme pessimism and fear that seemed to dominate the markets during the third quarter of 2011 dissipated during early during the fourth quarter of 2011.  The beginning of October witnessed a number of sharp and very sudden reversals in equity, fixed income, foreign exchange and commodity markets. The catalysts appeared to be (1) the announcement of “Operation Twist” by the U.S. Federal Reserve, (2) optimism that the European leaders were taking further steps in an effort to resolve the European sovereign debt crisis and (3) significant improvement in U.S. economic statistics.  The optimism in October faded and by mid-November, many of the markets had reversed course once again.  The situation in Europe seemed to worsen further with concerns over whether or not Greece would remain part of the Euro zone and fears that sovereign debt crisis would engulf Italy and Spain as well.  Lastly, German economic growth slowed sharply, making a European recession increasingly likely.  The U.S. economy, however, continued to show signs of stability and growth.  Unemployment declined, consumer sentiment rose and manufacturing activity expanded.  There were also signs of stabilization in the U.S. housing market and corporate earnings continued to grow.  These positive factors, coupled with the announcement in early December that many of the world’s central banks would provide dollar liquidity to the beleaguered European banks, rekindled the rally in U.S. equity prices which ended the year on a very firm note.   The deteriorating situation in Europe weighed heavily on the value of the Euro, which despite October’s rally, declined sharply during the quarter to under the $1.30 level and reached a 15-month low by the end of the year.  The interest rate on the U.S. 10-year note had declined to under 2%, the lowest rate since 1977.  Global macro economic factors and the rally of the U.S. dollar against many of the world’s major currencies certainly impacted the commodity markets during the quarter and contributed to a continuation of a high degree of non-directional volatility.  Compounding the uncertain overall economic outlook were conflicting reports of Chinese economic activity.

During 2011, there were many instances in which the global macro factors overshadowed the fundamentals of individual commodity markets resulting in what appeared to be a rather high correlation in price behavior.  However, during December, there appeared to be an “uncoupling” of these correlations as the underlying economic factors that affect individual market price behavior became more dominant.  Despite concern over potential demand, oil prices remained firm, primarily due to elevated tensions with Iran as a consequence of the U.S. sanctions.  In contrast, natural gas prices dropped sharply as the mild winter and large supplies weighed on the market.  The soybean complex and corn (with wheat in sympathy) ended the quarter slightly higher as the impact of increased U.S. supplies was offset by poor growing conditions in Brazil and Argentina.  The prospect of higher feed costs and increased export demand, coupled with a rise in short-term supplies as herds were liquidated, created some very large price swings and wide trading ranges in the livestock markets.  After rallying in October, copper moved sideways in a broad range reflecting the uncertainty of Chinese demand and a European recession.  Cocoa and sugar fell sharply after October’s rally as the supply outlook improved.  Coffee prices were more two-sided in response to a growing shortage of high quality supplies.  Gold and silver were lower for the quarter as a result of continued liquidation of investment holdings, the rally in the U.S. dollar and the end of year improvement in sentiment regarding the potential resolution of the European debt crisis.

www.pfstrategyfund.com	1.888.868.9501
0776-NLD-5/21/2012

January 2012 inaugurated a period where traders seemingly paid more attention to economic fundamentals instead of the global macro factors that dominated the second half of 2011.  Although there were some trends during January, notably the upward trend in equity indices and the persistent decline in natural gas prices, most other markets either moved sideways or were subject to short term price reversals.

More trends began to emerge in February as further signs of progress in resolving the European debt situation resulted in a continued decline in the dollar as safe-haven buying continued to dissipate.  U.S. economic news remained positive and propelled equity prices higher.  Energy prices, with the exception of natural gas, rose sharply, partially due to increased tensions with Iran, but also as a result of the improving world-wide economic outlook and Chinese demand. Precious metals continued to rally as well, but dropped very sharply on the last trading day of the month as a consequence of massive selling from an unknown source.  Gold, in particular, lost all and more of the gains made during the month.  The soybean complex resumed its uptrend and prices rose sharply due to poor growing conditions in the southern hemisphere. Increased Chinese demand also threatened to further reduce available supplies.

Many of these trends continued into mid-March, but then came to an abrupt halt.  There were some fundamental factors which affected a few individual markets, but two major developments were responsible for the market reversals.  The first was an unexpected announcement lowering the forecast for China’s economic growth to 7.5%, significantly below market expectations.  In addition, U.S. Federal Reserve Chairman Bernanke failed to suggest that there might be a third round of quantitative easing which had been anticipated by some market participants.  This prompted a massive sell-off in the fixed income markets, as well as a rally in the dollar against many European, Asian and commodity currencies. There were also large declines in precious metals, particularly gold as a result of a significant import tax imposed by India.

Outlook

The Fund’s management continues to believe the investment strategy is well positioned to pursue attractive risk-adjusted investment results in a broad range of market cycles. One of the most compelling features of this investment strategy is its potential to make profits in a wide variety of market conditions.  Each of the underlying CTAs has the opportunity to achieve profits from either appreciating or depreciating financial and physical commodity markets if they invest correctly.

www.pfstrategyfund.com	1.888.868.9501
0776-NLD-5/21/2012

And as part of a broadly invested portfolio, the Fund’s capacity to reduce volatility risk continues to be evident.

The average correlation between the Fund and popular indexes was also low reinforcing the benefit of diversification.

Figure 4

Correlation:  August 10, 2010 through March 31, 2012

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns.

They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

www.pfstrategyfund.com	1.888.868.9501
0776-NLD-5/21/2012

Princeton Futures Strategy Fund
PORTFOLIO REVIEW
March 31, 2012 (Unaudited)

The Portfolio’s performance figures* for the period ended March 31, 2012, as compared to its benchmark:
	One	Six	Inception** -
	Year	Months	March 31, 2012
Princeton Futures Strategy Fund Class A	(10.35)%	(7.05)%	(3.28)%
Princeton Futures Strategy Fund Class A with load	(15.52)%	(12.36)%	(6.59)%
Princeton Futures Strategy Fund Class C	N/A	(7.46)%	(9.18)%
Princeton Futures Strategy Fund Class I	(10.23)%	(7.03)%	(3.07)%
Barclay BTOP50 Index	(2.71)%	(2.99)%	2.11%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.20% for Class A shares, 2.95% for Class C shares and 1.95% for Class I shares per the May 31, 2011, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The Barclay BTOP50 Index ("BTOP50") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2011 there are 28 funds in the BTOP50 Index.

** Inception date is July 19, 2010 for Class A and Class I shares. Inception date is June 14, 2011 for Class C shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class		% of Net Assets
Corporate Bonds & Notes		40.1%
U.S. Government & Agency Obligations		24.3%
Commodity Trading Advisors		15.2%
Futures Contracts		0.7%
Exchange Traded Funds		0.5%
Forward Foreign Currency Exchange Contracts		0.2%
Options Written		0.0%	(1)
Money Market Fund		0.0%	(1)
Other / Cash & Cash Equivalents		19.0%
		100.0%
(1) Amount represents less than 0.1%.
Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012

Shares				Value
	COMMODITY TRADING ADVISORS # - 15.2%
9,130,477	Banyan Capital Fund LP * ++			$ 9,200,468
13,584,626	Conquest Macro Fund, LLC Series C3 *			7,307,767
25,258,714	Crabel Multi-Product Class A *			25,861,467
11,050,558	Paskewitz Contrarian Stock Index *			10,374,298
10,612,316	Quantitative Global 3x Fund, Ltd. * + ++			9,427,228
10,680,783	The Tap Fund, Ltd. * + ++			10,118,225
	TOTAL COMMODITY TRADING ADVISORS (Cost $77,141,534)			72,289,453

	EXCHANGE TRADED FUNDS - 0.5%
	COMMODITY FUND - 0.1%
20,876	PowerShares DB Commodity Index Tracking Fund *			601,229

	DEBT FUND - 0.1%
5,098	iShares Barclays TIPS Bond Fund			599,780

	EQUITY FUNDS 0.3%
4,257	iShares MSCI Emerging Markets Index Fund			182,817
3,878	iShares MSCI Australia Index Fund			91,172
3,193	iShares MSCI Canada Index Fund			90,490
5,193	iShares MSCI Hong Kong Index Fund			90,592
5,397	iShares MSCI Malaysia Index Fund			78,796
7,059	iShares MSCI Singapore Index Fund			90,990
1,471	iShares MSCI Mexico Investable Market Index Fund			91,967
1,402	iShares MSCI Brazil Index Fund			90,653
2,968	Market Vectors Russia ETF			91,637
				899,114

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,092,016)			2,100,123

Principal ($)		Coupon (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 40.1%
	AEROSPACE / DEFENSE - 0.6%
2,725,000	Raytheon Co.	1.6250	10/15/2015	2,771,897

	AUTO PARTS & EQUIPMENT - 0.4%
2,000,000	Johnson Controls, Inc.	2.6000	12/1/2016	2,049,520

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012

Principal ($)		Coupon (%)	Maturity	Value
	AUTOMOBILE ABS - 2.9%
4,825,000	AmeriCredit Automobile Receivables Trust	0.9100	10/8/2015	4,829,526
2,273,759	BMW Vehicle Lease Trust	0.6400	4/22/2013	2,273,759
97,933	BMW Vehicle Owner Trust	0.3056	9/25/2012	97,933
773,056	Nissan Auto Lease Trust	1.3900	1/15/2016	773,539
67,440	Santander Drive Auto Receivables Trust	1.3600	3/15/2013	67,456
600,000	Volkswagen Auto Lease Trust	1.0000	2/20/2014	601,500
3,042,862	Volkswagen Auto Loan Enhanced Trust	0.4388	1/22/2013	3,045,717
1,905,075	Volkswagen Auto Loan Enhanced Trust	0.6700	12/20/2013	1,906,266
				13,595,696
	BANKS - 3.3%
2,500,000	JPMorgan Chase & Co.	2.0500	1/24/2014	2,543,275
1,000,000	JPMorgan Chase & Co.	4.7500	5/1/2013	1,041,140
5,000,000	Royal Bank of Canada**	1.2531	10/30/2014	5,041,000
5,000,000	Toronto-Dominion Bank**	0.7391	7/26/2013	5,009,750
2,000,000	Wells Fargo & Co.	5.2500	10/23/2012	2,051,920
				15,687,085
	BEVERAGES - 3.4%
5,000,000	Anheuser-Busch InBev Worldwide, Inc.**	1.1066	1/27/2014	5,024,750
5,000,000	Diageo Capital PLC	5.5000	9/30/2016	5,840,850
2,350,000	PepsiCo, Inc.**	0.5933	5/10/2013	2,355,006
3,000,000	PepsiCo, Inc.	2.5000	5/10/2016	3,137,130
				16,357,736
	COMMERCIAL MBS - 0.5%
325,344	Credit Suisse First Boston Mortgage Securities Corp.	4.2830	10/15/2039	325,344
1,999,398	Merrill Lynch Mortgage Trust	5.6190	7/12/2034	1,998,148
				2,323,492
	COMPUTERS - 0.3%
1,600,000	Hewlett-Packard Co.	2.3500	3/15/2015	$ 1,631,328

	CREDIT CARD ABS - 1.1%
5,000,000	GE Capital Credit Card Master Note Trust**	0.4718	9/15/2016	5,001,565

	DIVERSIFIED FINANCIAL SERVICES - 5.4%
1,933,000	American Express Co.	4.8750	7/15/2013	2,024,315
5,000,000	General Electric Capital Corp.**	1.4325	1/7/2014	5,032,150
8,000,000	General Electric Capital Corp.	4.8000	5/1/2013	8,346,560
2,000,000	General Electric Capital Corp.	4.8750	3/4/2015	2,195,120
2,000,000	HSBC Finance Corp.	6.3750	11/27/2012	2,063,980
1,000,000	National Rural Utilities Cooperative Finance Corp.	1.0000	2/2/2015	1,001,222
5,000,000	Toyota Motor Credit Corp.**	0.8662	1/17/2014	5,016,550
				25,679,897

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012

Principal ($)		Coupon (%)	Maturity	Value
	FOOD - 1.1%
5,000,000	Hershey Co.	5.0000	4/1/2013	5,214,800

	GAS - 1.0%
4,000,000	National Grid PLC	6.3000	8/1/2016	4,618,960

	MACHINERY - CONSTRUCTION & MINING - 1.1%
5,000,000	Caterpillar, Inc.**	0.6631	5/21/2013	5,011,000

	MEDIA - 1.3%
5,000,000	TCI Communications, Inc.	8.7500	8/1/2015	6,156,900

	MINING - 2.4%
5,000,000	Barrick Gold Corp.	1.7500	5/30/2014	5,079,100
2,750,000	BHP Billiton Finance USA Ltd.	5.5000	4/1/2014	3,007,593
3,000,000	Rio Tinto Finance USA Ltd.	5.8750	7/15/2013	3,173,610
				11,260,303
	OIL & GAS - 6.2%
5,000,000	BP Capital Markets PLC**	0.9258	6/6/2013	5,010,700
1,750,000	ConocoPhillips	4.7500	10/15/2012	1,790,005
3,250,000	ConocoPhillips	4.7500	2/1/2014	3,488,680
2,000,000	Shell International Finance BV	3.1000	6/28/2015	2,139,420
10,000,000	Statoil ASA	3.8750	4/15/2014	10,620,100
5,000,000	Total Capital Canada Ltd.**	0.6000	5/13/2013	4,999,050
1,540,000	XTO Energy, Inc.	7.5000	4/15/2012	1,543,357
				29,591,312
	PHARMACEUTICALS - 0.9%
4,065,000	Wyeth LLC	5.5000	2/1/2014	4,433,005

	REITS - 1.2%
5,000,000	Simon Property Group LP	5.8750	3/1/2017	5,774,150

	RETAIL - 1.0%
2,000,000	Home Depot, Inc.	5.4000	3/1/2016	$ 2,308,420
2,437,000	Wal-Mart Stores, Inc.	3.2000	5/15/2014	2,572,156
				4,880,576
	TELECOMMUNICATIONS - 4.9%
5,000,000	AT&T, Inc.	2.9500	5/15/2016	5,276,350
5,000,000	Cisco Systems, Inc.**	0.7236	3/14/2014	5,022,200
10,000,000	Verizon Communications, Inc.**	1.0827	3/28/2014	10,082,939
2,613,000	Verizon Virginia, Inc.	4.6250	3/15/2013	2,710,988
				23,092,477

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012

Principal ($)		Coupon (%)	Maturity	Value
	TOYS, GAMES & HOBBIES - 1.1%
5,000,000	Mattel, Inc.	5.6250	3/15/2013	5,211,950

	TOTAL CORPORATE BONDS & NOTES (Cost $189,148,710)			190,343,649

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 24.3%
5,000,000	Federal Home Loan Banks**	0.1920	11/26/2012	5,000,850
5,000,000	Federal Home Loan Banks**	0.3837	12/20/2012	5,004,150
5,000,000	Federal Home Loan Mortgage Corp.**	0.2130	11/4/2013	5,001,300
3,000,000	Federal Home Loan Mortgage Corp.	2.1250	9/21/2012	3,027,270
5,000,000	Federal National Mortgage Association	0.4500	9/6/2013	4,999,650
2,500,000	United States Treasury Note/Bond	0.7500	5/31/2012	2,502,539
25,000,000	United States Treasury Note/Bond	1.0000	10/31/2016	25,055,665
5,000,000	United States Treasury Note/Bond	1.3750	10/15/2012	5,032,422
5,000,000	United States Treasury Note/Bond	1.3750	11/15/2012	5,036,914
5,000,000	United States Treasury Note/Bond	1.3750	1/15/2013	5,045,703
5,000,000	United States Treasury Note/Bond	1.5000	7/15/2012	5,019,726
5,000,000	United States Treasury Note/Bond	1.7500	8/15/2012	5,029,687
15,000,000	United States Treasury Note/Bond	1.7500	5/31/2016	15,558,985
5,000,000	United States Treasury Note/Bond	1.8750	6/15/2012	5,017,773
4,000,000	United States Treasury Note/Bond	2.0000	1/31/2016	4,188,750
7,500,000	United States Treasury Note/Bond	2.5000	4/30/2015	7,942,969
7,000,000	United States Treasury Note/Bond	2.7500	10/31/2013	7,267,695
	TOTAL U.S. GOVERNMENT &			115,732,048
	AGENCY OBLIGATIONS (Cost $115,873,145)
Shares
	SHORT-TERM INVESTMENT - 0.0%
	MONEY MARKET FUND - 0.0%
134,438	BlackRock Liquidity Funds T-Fund Portfolio, 0.02% + ^ (Cost $134,438)			134,438

	TOTAL INVESTMENTS - 80.1% (Cost $384,389,843) (a)			$ 380,599,711
	OTHER ASSETS LESS LIABILITIES - 19.9%			95,343,495
	TOTAL NET ASSETS - 100.0%			$ 475,943,206

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2012

* Non-Income producing investment.
** Floating rate security - interest rate subject to periodic change.
+ All or a portion of this investment is a holding of PFS Fund Limited.
++ Restricted securities. The aggregate value of such securities is 6.0% of net assets and they have been fair valued under procedures established by the Fund’s Board of Trustees.
^ Money market fund; interest rate reflects seven-day effective yield on March 31, 2012.

# The number of shares presented for commodity trading advisor positions represent share values assigned by the Fund, as the underlying funds do not issue shares.  These hypothetical shares are assigned a value of $1 per share upon initial investment.  Each transaction thereafter is made at the adjusted share price reflective of the change in net asset value of the underlying fund.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes including options written is $381,302,555 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:	$ 5,133,942
			Unrealized depreciation:	(5,839,621)
		Net unrealized depreciation:		$ (705,679)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Long Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
282	3Mo Euro Euribor	Dec-12	$ 93,344,767	$ 51,054
42	3Mo Euro Euribor	Dec-13	13,863,209	17,218
181	3Mo Euro Euribor	Jun-12	59,933,894	89,590
41	3Mo Euro Euribor	Jun-13	13,556,368	27,219
116	3Mo Euro Euribor	Mar-13	38,379,737	30,719
42	3Mo Euro Euribor	Mar-14	13,850,608	26,152
341	3Mo Euro Euribor	Sep-12	112,919,816	(10,251)
35	3Mo Euro Euribor	Sep-13	11,563,758	23,069
80	3Mo Euroyen	Dec-12	24,076,579	257
32	3Mo Euroyen	Mar-13	9,629,665	(483)
48	90 Day Bank Bill	Sep-12	49,231,249	17,923
17	90 Day Bank Bill	Dec-12	17,439,048	(10,533)
17	90 Day Bank Bill	Mar-13	17,439,900	5,987
739	90Day Euro$	Dec-12	183,789,300	7,662
126	90Day Euro$	Mar-13	31,326,750	2,025
526	90Day Euro$	Sep-12	130,855,650	(26,475)
115	90Day Sterling	Dec-12	22,778,430	(3,858)
28	90Day Sterling	Dec-13	5,535,977	(920)
21	90Day Sterling	Jun-13	4,157,440	920
87	90Day Sterling	Mar-13	17,230,638	4,858
31	90Day Sterling	Mar-14	6,124,779	12,475
724	90Day Sterling	Sep-12	143,419,546	(119,868)
25	90Day Sterling	Sep-13	4,946,835	1,040
259	A$ Currency	Jun-12	26,596,710	(463,480)
11	Amsterdam Index	Apr-12	944,462	(29,189)
24	Aust 10YR Bond	Jun-12	2,885,142	15,875
95	Aust 3YR Bond	Jun-12	10,547,293	41,485
657	BP Currency	Jun-12	65,650,725	657,212
193	Brent Crude	May-12	23,715,840	(342,440)
97	Brent Crude	Sep-12	11,625,450	657,280
114	Brent Crude	Dec-13	12,547,980	913,610
82	Brent Crude	Dec-14	8,418,120	(7,260)
35	Brent Crude	Dec-15	3,407,250	47,250
45	Brent Crude	Jun-12	5,493,600	(56,410)
12	Brent Crude	May-13	1,366,800	37,140
10	British GBP/Japan Yen	Jun-12	1,998,581	14,917
175	C$ Currency	Jun-12	17,517,500	(78,570)
52	Cac40 10 Euro	Apr-12	2,374,510	(79,180)
14	CAD Bank Accept	Dec-12	3,463,313	(502)
19	CAD Bank Accept	Sep-12	4,702,593	953

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Long Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
25	CAN 10YR Bond	Jun-12	$ 3,290,787	$ 4,594
303	Canola	May-12	3,783,891	480,540
1	Cattle Feeder	Apr-12	74,413	(2,925)
330	CHF Currency	Jun-12	45,729,750	185,388
7	CHF/JPY	Jun-12	1,940,135	15,023
6	Cocoa	Dec-12	136,560	(6,729)
298	Cocoa	May-12	6,612,620	(204,520)
61	Coffee	May-12	4,173,544	(599,990)
60	Copper	May-12	5,737,500	(68,675)
123	Corn	Jan-13	1,698,883	(72,913)
274	Corn	Dec-12	7,401,425	(337,586)
101	Corn	May-12	3,252,200	(65,000)
6	Cotton No.2	May-12	280,560	3,285
52	Crude Oil	Dec-14	5,067,920	105,334
189	Crude Oil	Jan-14	19,232,640	142,530
6	Crude Oil	Jul-12	624,180	(24,180)
9	Crude Oil	Jun-14	895,680	11,667
62	Crude Oil	May-12	6,387,240	(235,026)
189	Crude Oil	Nov-13	19,383,840	143,210
204	Crude Oil	Sep-13	21,044,640	(258,800)
28	Dax Index	Jun-12	6,497,453	20,302
140	Dj Euro Stoxx 50	Jun-12	4,497,160	(96,688)
264	Djia Mini E-Cbot	Jun-12	17,347,440	355,115
142	Dollar Index	Jun-12	11,237,596	(224,779)
126	Euro Fx Currrreny	Jun-12	21,008,925	26,237
11	Euro/Japanese Yen	Jun-12	1,834,219	15,355
252	Euro-Bobl	Jun-12	41,704,296	117,396
182	Euro-Bund	Jun-12	33,609,595	258,501
13	Eurodollar	Dec-13	3,224,650	88
23	Eurodollar	Dec-15	5,631,263	9,588
56	Eurodollar	Dec-16	13,621,300	(19,056)
14	Eurodollar	Mar-14	3,469,200	3,400
572	Euro-Schatz	Jun-12	84,155,559	67,445
6	Euroswiss	Dec-12	1,660,055	166
29	Euroswiss	Sep-12	8,024,404	3,186
3	Fooj-A	May-12	74,025	(6,630)
136	Ftse 100 Index	Jun-12	12,461,938	(185,775)
73	Gas Oil	Apr-12	7,404,025	19,750
96	Gas Oil	May-12	9,732,000	(156,800)
142	Gasoline Rbob	Dec-12	16,993,822	641,371

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Long Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
5	Gasoline Rbob	Jan-13	$ 596,610	$ 19,005
52	Gasoline Rbob	Oct-12	6,379,464	287,805
78	Gasoline Rbob	Jul-12	10,465,837	(388,676)
13	Gasoline Rbob	Jun-12	1,774,118	(33,911)
36	Gasoline Rbob	Jun-12	4,457,527	125,647
58	Gasoline Rbob	May-12	8,058,532	(100,220)
6	Gasoline Rbob	Nov-12	724,248	74,012
13	Gold 100 Oz	Jun-12	2,173,470	(30,160)
37	Hang Seng Index	Apr-12	4,884,032	(60,431)
64	Heating Oil	Dec-12	8,648,909	354,879
129	Heating Oil	Jun-12	17,225,989	(420,420)
32	Heating Oil	May-12	4,260,614	(130,811)
15	Heating Oil	Oct-12	2,022,741	97,321
74	Heating Oil	Sep-12	9,962,072	772,176
23	JPN 10Y Bond	Jun-12	39,451,987	(29,231)
24	Lean Hogs	Feb-13	775,680	(46,888)
2	Lean Hogs	Apr-12	66,740	(5,260)
33	Lean Hogs	Dec-12	1,054,350	(55,187)
10	Live Cattle	Oct-12	502,400	(17,574)
3	LME Copper	Jun-12	633,638	(2,713)
82	LME London Aluminum	May-12	4,320,375	(444,694)
16	LME London Aluminum	Apr-12	836,540	(63,064)
1	LME London Aluminum	Apr-12	52,187	(5,757)
5	Lme London Aluminum	May-12	264,120	(24,755)
10	LME London Aluminum	May-12	526,048	(49,353)
24	LME London Copper	Apr-12	5,081,400	95,168
3	LME London Lead	Jun-12	153,300	(6,675)
3	LME London Lead	May-12	152,925	2,738
10	LME London Nickel	Apr-12	1,065,780	(125,482)
3	LME London Nickel	Apr-12	319,887	(53,668)
1	LME London Nickel	Apr-12	106,524	(9,900)
2	LME London Nickel	Jun-12	213,825	3,765
2	LME London Nickel	May-12	213,492	(6,486)
1	LME London Tin	Jun-12	113,980	(5,770)
3	LME London Tin	May-12	341,640	(12,895)
3	LME London Zinc	May-12	149,644	(1,238)
21	LME London Zinc	Apr-12	1,047,155	(15,510)
11	LME London Zinc	Jun-12	549,656	(23,719)
134	London Gilt	Jun-12	24,540,203	69,282
16	Lumber	May-12	459,184	(20,630)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Long Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
291	Mexican Peso	Jun-12	$ 11,276,250	$ (65,100)
1	Milk	Jan-13	32,380	360
68	Mini Msci Emg Mkt	Jun-12	3,533,280	(21,868)
241	Msci Taiwan Index	Apr-12	6,803,430	(94,510)
133	Nasdaq 100 E-Mini	Jun-12	7,316,995	365,896
5	Natural Gas	Aug-12	123,050	(17,929)
19	Natural Gas	May-12	403,940	(59,280)
1	Natural Gas	Sep-12	24,920	(7,710)
38	New Zealand $	Jun-12	3,095,480	21,160
162	Nikkei 225	Jun-12	9,871,844	449,481
3	Nikkei 225	Jun-12	365,624	21,742
53	Omxs30 Ind	Apr-12	855,295	(23,082)
1	Palladium	Jun-12	65,410	(4,400)
17	Platinum	Jul-12	1,397,485	16,113
41	Platinum	Feb-13	1,076,380	(35,409)
1	Red Wheat	May-12	41,875	25
47	Robusta Coffee Future	May-12	952,220	(7,160)
78	Rough Rice	May-12	2,303,340	28,281
1	Rubber	Aug-12	19,519	(1,226)
25	Rubber	Jul-12	482,848	846
56	Russell 2000 Mini	Jun-12	4,635,120	81,850
63	S&P 500	Jun-12	22,100,400	684,525
45	S&P Mid 400 Emini	Jun-12	4,465,350	42,814
2	S&P/TSX 60 IX	Jun-12	282,742	(1,360)
307	S&P500 Emini	Jun-12	21,539,888	137,377
102	SA Rand Currency	Jun-12	6,593,025	(74,538)
10	Silver	May-12	1,624,200	(124,245)
45	Soybean	Jan-13	3,047,625	100,102
19	Soybean	Jul-12	1,337,838	39,448
100	Soybean	Mar-13	6,690,000	141,464
454	Soybean	May-12	31,848,100	1,275,587
53	Soybean	May-13	3,503,300	65,591
250	Soybean Meal	Dec-12	9,232,500	887,043
231	Soybean Meal	May-12	8,978,970	847,010
482	Soybean Oil	May-12	15,934,920	129,426
3	SSI 200	Jun-12	337,473	1,735
206	Sugar#11 (World)	Jul-12	5,495,750	68,784
16	Sugar#11 (World)	Mar-13	439,578	(2,542)
301	Sugar#11 (World)	May-12	8,330,235	(206,035)
86	US 10YR Note	Jun-12	11,135,656	(54,211)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Long Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
5	US 2YR Note	Jul-12	$ 1,100,703	$ (547)
158	US 5YR Note	Jun-12	19,361,172	(56,562)
44	Us Long Bond	Jun-12	6,061,000	(40,109)
38	Wheat Future	May-12	1,255,425	39,060
400	Wheat Future Kansas	Jul-12	14,140,000	(675,675)
271	Yen Denom Nikkei	Jun-12	16,636,762	842,887
	Net Unrealized Gain from Open Long Futures Contracts			$ 5,963,699

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Short Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
11	3Mo Euroyen	Dec-12	$ (3,310,530)	$ (196)
12	3Mo Euroyen	Jun-12	(3,611,125)	(362)
15	3Mo Euroyen	Mar-13	(4,513,906)	317
10	3Mo Euroyen	Sep-12	(3,009,572)	(45)
9	90Day Sterling	Dec-12	(1,782,660)	(1,080)
12	A$ Currency	Jun-12	(1,232,280)	7,400
29	BP Currency	Jun-12	(2,897,825)	(43,706)
9	Brazil Real	Jun-12	(487,125)	(2,475)
9	Brent Crude	Mar-13	(1,037,610)	(48,120)
38	Brent Crude	Aug-12	(4,584,700)	(476,240)
219	Brent Crude	Dec-12	(25,787,250)	(2,597,080)
59	Brent Crude	Jul-12	(7,160,240)	(227,740)
3	Brent Crude	Apr-13	(343,800)	(4,950)
12	Brent Crude	Nov-12	(1,420,800)	(133,600)
13	CAD Bank Accept	Mar-13	(3,213,978)	(2,834)
24	CAD Bank Accept	Sep-12	(5,940,117)	(2,783)
10	CAD Bank Accept	Dec-12	(2,473,795)	(1,354)
2	CAN 10YR Bond	Jun-12	(263,263)	(2,488)
33	CHF Currency	Jun-12	(4,572,975)	(99,338)
6	Cocoa	Sep-12	(135,720)	7,089
37	Coffee	May-12	(2,531,494)	288,769
51	Coffee	Jul-12	(3,538,125)	458,261
37	Corn	Sep-12	(1,042,013)	58,958
219	Corn	Jul-12	(7,043,588)	45,997
274	Corn	May-12	(8,822,800)	(132,726)
130	Cotton No.2	May-12	(6,078,800)	(153,930)
108	Crude Oil	Dec-12	(11,364,840)	427,219
522	Crude Oil	Dec-13	(53,379,720)	509,090
14	Crude Oil	Jun-12	(1,449,560)	48,690
13	Crude Oil	Jun-13	(1,356,030)	1,392
3	Crude Oil	May-12	(309,060)	2,200
52	Dj Euro Stoxx 50	Jun-12	(1,670,374)	3,000
18	EUR/GBP	Jun-12	(3,002,166)	(8,036)
84	Euro Fx Currency	Jun-12	(14,005,950)	(189,106)
25	Euro/Japanese Yen	Jun-12	(4,168,680)	(99,650)
8	Euro/NOK	Jun-12	(1,340,373)	(2,327)
10	Eurodollar	Dec-18	(2,410,500)	13,896
8	Eurodollar	Mar-17	(1,943,300)	2,064
43	Eurodollar	Dec-17	(10,403,313)	17,904

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Short Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
15	Eurodollar	Jun-13	$ (3,727,313)	$ (2,350)
5	Eurodollar	Sep-13	(1,241,500)	(1,113)
18	Eurodollar	Dec-14	(4,439,925)	(7,833)
61	Euroswiss	Sep-12	(16,878,920)	12,022
11	Feeder Cattle	May-12	(820,188)	23,325
16	Gas Oil	May-12	(1,622,000)	26,750
35	Gasoline Rbob	Aug-12	(4,614,477)	181,793
255	Gasoline Rbob	Jun-12	(34,800,003)	451,762
28	Gold 100 Oz	Jun-12	(4,681,320)	(51,240)
13	Heating Oil	Aug-12	(1,746,163)	(69,468)
138	Heating Oil	Jun-12	(18,427,802)	(1,035,215)
2	Heating Oil	Nov-12	(270,043)	1,008
2	Ibex 35 Indx	Apr-12	(211,284)	6,414
129	Japan Govt Bond-SMX	Jun-12	(22,119,628)	(19,930)
2	JPN 10YR Bond	Jun-12	(3,430,608)	(17,878)
85	JPN Yen Currrrency	Jun-12	(12,832,875)	25,437
15	Lean Hogs	Apr-12	(500,550)	7,720
20	Lean Hogs	Jun-12	(723,200)	10,080
50	Lean Hogs	Oct-12	(1,658,000)	83,857
57	Live Cattle	Jun-12	(2,648,220)	119,280
7	Live Cattle	Dec-12	(355,880)	11,496
28	LME London Aluminum	Jun-12	(1,485,400)	38,625
16	LME London Aluminum	Apr-12	(836,540)	39,760
1	LME London Aluminum	Apr-12	(52,187)	(412)
83	LME London Aluminum	May-12	(4,373,063)	220,245
1	LME London Aluminum	May-12	(52,824)	201
10	LME London Aluminum	May-12	(526,048)	19,003
3	LME London Copper	Apr-12	(635,175)	2,025
5	LME London Lead	Jun-12	(255,500)	(2,425)
3	LME London Lead	May-12	(152,925)	3,614
1	LME London Nickel	May-12	(106,746)	6,198
10	LME London Nickel	Apr-12	(1,065,780)	159,045
3	LME London Nickel	Apr-12	(319,887)	26,834
1	LME London Nickel	Apr-12	(106,524)	5,946
5	LME London Nickel	Jun-12	(534,563)	13,201
1	LME London Tin	Jun-12	(113,980)	(2,720)
2	LME London Tin	May-12	(227,760)	(4,125)
19	LME London Zinc	Apr-12	(947,426)	22,293
3	LME London Zinc	May-12	(149,644)	94
8	LME Nickel	Jun-12	(855,216)	31,788
26	London Gilt	Jun-12	(4,761,532)	(61,029)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
March 31, 2012
Open Short Future Contracts ++	Description	Expiration	Underlying Face Amount at Value *	Unrealized Gain/ (Loss)
3	Lumber	May-12	$ (86,097)	$ 1,408
2	Milk	Apr-12	(62,640)	(200)
6	Natural Gas	Jul-12	(143,340)	28,709
4	Natural Gas	Jun-12	(90,360)	6,200
118	Natural Gas	May-12	(2,508,680)	220,550
1	Platinum	Jul-12	(82,205)	265
3	S&P/MIB Index	Jun-12	(314,925)	3,334
198	Soybean	Nov-12	(13,444,200)	(485,763)
2	SPI 200	Jun-12	(224,982)	(2,071)
45	Sugar#11 (World)	May-12	(1,245,384)	(68,835)
8	Sugar#11 (World)	Oct-12	(213,875)	314
3	Topix Index	Jun-12	(310,545)	(3,080)
234	US 10YR Note	Jun-12	(30,299,344)	(173,641)
13	US 2YR Note	Jul-12	(2,861,828)	562
138	US 5YR Note	Jun-12	(16,910,391)	(11,555)
43	US Long Bond	Jun-12	(5,923,250)	(44,719)
400	Wheat Future	Jul-12	(13,480,000)	349,064
48	Wheat Future	May-12	(1,585,800)	(49,400)
22	Wheat Future Kansas	May-12	(767,250)	(33,900)
	Net Unrealized Loss from Open Short Futures Contracts			$ (2,326,600)

	Net Unrealized Gain from Open Futures Contracts			$ 3,637,099

  *  The amounts shown are the underlying reference notional amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investment in the commodity pools (consolidated as of March 31, 2012) outlined in the Notes to Consolidated Financial Statements in this report, which totals approximately $93,145,234.

OPTIONS WRITTEN
March 31, 2012

Security ++	Expiration Date	Exercise Price	Contracts	Value
CBOE VIX Index	4/18/2012	14	126	$ (2,835)
				$ (2,835)
++ This instrument is a holding of PFS Fund Limited.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
March 31, 2012
Foreign Currency ++	Settlement Date	Local Currency	U.S. Dollar Market Value	Unrealized Gain/ (Loss)
To Buy:
Brazilian Real	4/3/2012	35,404,000	$ 19,450,305	$(1,041,561)
British Pounds	4/4/2012	2,260,000	3,614,257	43,457
British Pounds	4/5/2012	1,680,000	2,686,680	70,584
British Pounds	5/14/2012	1,800,000	2,877,840	45,900
British Pounds	6/14/2012	1,320,000	2,109,941	15,365
British Pounds	7/3/2012	1,880,000	3,004,679	7,395
Canadian Dollar	4/4/2012	3,579,908	3,590,577	66,310
Canadian Dollar	4/24/2012	2,220,000	2,225,760	33,600
Canadian Dollar	4/26/2012	6,000,000	6,015,331	29,100
Canadian Dollar	5/17/2012	3,520,000	3,527,365	2,783
Canadian Dollar	6/14/2012	2,098,391	2,101,509	(11,821)
Canadian Dollar	6/15/2012	2,020,931	2,023,892	(4,934)
Chilean Peso	6/20/2012	200,000,000	408,146	(2,152)
Euro	6/1/2012	1,060,000	1,413,864	(11,889)
Euro	6/14/2012	1,540,000	2,054,265	20,371
Euro	6/15/2012	1,520,000	2,027,598	11,409
Euro	6/29/2012	3,260,000	4,349,033	7,472
Israeli Shekel	6/20/2012	3,000,000	803,422	1,267
Japanese Yen	4/5/2012	516,241,920	6,235,559	(499,754)
Japanese Yen	4/24/2012	179,651,260	2,170,374	(49,112)
Japanese Yen	5/2/2012	420,545,480	5,081,077	(429,280)
Japanese Yen	5/14/2012	232,173,920	2,805,558	(47,950)
Japanese Yen	5/21/2012	181,777,660	2,196,762	16,762
Philippine Peso	6/20/2012	60,000,000	1,393,836	(3,086)
Polish Zloty	6/20/2012	2,000,000	638,239	3,686
Russian Ruble	6/20/2012	40,000,000	1,348,320	14,320
Russian Ruble	6/21/2012	247,500,000	8,341,702	99,944
Singapore Dollar	4/26/2012	7,539,600	6,000,258	19,893
Singapore Dollar	5/17/2012	4,446,757	3,539,093	(12,177)
Singapore Dollar	6/14/2012	2,577,498	2,051,697	(2,041)
Singapore Dollar	6/20/2012	1,200,000	955,245	4,072
South Korean Won	6/20/2012	1,125,000,000	987,979	(6,470)
South Korean Won	6/22/2012	11,227,500,000	9,858,768	(141,232)
Swiss Franc	5/10/2012	2,401,359	2,662,191	26,353
Swiss Franc	5/29/2012	1,396,424	1,548,537	5,769
Taiwan Dollar	6/20/2012	70,000,000	2,375,915	(1,318)
Thai Baht	6/20/2012	312,000,000	10,088,381	(66,216)
Turkish Lira	6/20/2012	1,000,000	552,647	4,332

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
March 31, 2012
Foreign Currency ++	Settlement Date	Local Currency	U.S. Dollar Market Value	Unrealized Gain/ (Loss)
To Sell:
Brazilian Real	4/3/2012	35,404,000	$ 19,450,305	$ 589,822
British Pound	4/4/2012	2,260,000	3,614,257	(104,477)
British Pound	4/5/2012	1,680,000	2,686,680	(77,640)
British Pound	5/14/2012	1,800,000	2,877,840	(32,124)
British Pound	6/14/2012	1,320,000	2,109,941	(46,385)
Canadian Dollar	4/4/2012	3,579,908	3,590,577	(19,777)
Canadian Dollar	4/24/2012	2,220,000	2,225,760	(6,274)
Canadian Dollar	4/26/2012	6,000,000	6,015,331	(56,448)
Canadian Dollar	5/17/2012	3,520,000	3,527,365	6,082
Canadian Dollar	6/14/2012	2,098,391	2,101,509	(6,933)
Canadian Dollar	6/15/2012	2,020,931	2,023,892	(7,703)
Canadian Dollar	6/29/2012	2,026,342	2,028,722	(4,492)
Canadian Dollar	7/3/2012	2,989,125	2,992,431	4,853
Euro	6/1/2012	1,060,000	1,413,864	(22,666)
Euro	6/14/2012	1,540,000	2,054,265	(29,873)
Euro	6/15/2012	1,520,000	2,027,598	(40,928)
Indian Rupee	6/20/2012	30,000,000	577,256	6,924
Israeli Shekel	6/20/2012	1,500,000	401,711	(6,350)
Japanese Yen	4/5/2012	516,241,920	6,235,559	460,537
Japanese Yen	4/24/2012	179,651,260	2,170,374	157,816
Japanese Yen	5/2/2012	420,545,480	5,081,077	298,923
Japanese Yen	5/14/2012	232,173,920	2,805,558	158,369
Japanese Yen	5/21/2012	181,777,660	2,196,762	95,944
Philippine Peso	6/20/2012	40,000,000	929,224	(5,244)
Polish Zloty	6/20/2012	1,000,000	319,120	(8,184)
Singapore Dollar	4/26/2012	7,539,600	6,000,258	(14,026)
Singapore Dollar	5/17/2012	4,446,757	3,539,093	(14,445)
Singapore Dollar	6/14/2012	2,577,498	2,051,697	(17,804)
Singapore Dollar	6/29/2012	2,925,810	2,329,208	(11,876)
South Korean Won	6/20/2012	1,125,000,000	987,979	(973)
South Korean Won	6/22/2012	17,066,490,000	14,985,933	(48,898)
Swiss Franc	5/10/2012	2,401,359	2,662,191	(62,191)
Swiss Franc	5/29/2012	1,396,424	1,548,537	(28,537)
Taiwan Dollar	6/20/2012	110,000,000	3,733,581	(14,350)
Thai Baht	6/20/2012	312,000,000	10,088,381	(59,452)
Turkish Lira	6/20/2012	500,000	276,323	(7,362)

Net Unrealized Loss on Forward Foreign Currency Exchange Contracts				$ (756,991)

++ This instrument is a holding of PFSMFS Fund Limited

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS
Investment securities:
At cost	$ 384,389,843
At value	$ 380,599,711
Cash	12,598,334
Cash on deposit with brokers	83,402,080
Net unrealized appreciation from open futures contracts	3,637,099
Interest receivable	1,963,255
Receivable for Fund shares sold	478,473
Prepaid expenses and other assets	41,568
TOTAL ASSETS	482,720,520

LIABILITIES
Payable for Fund shares repurchased	3,998,333
Due to broker	920,156
Net unrealized depreciation on forward foreign currency exchange contracts	756,991
Investment advisory fees payable	677,487
Management fees payable	130,250
Fees payable to other affiliates	56,494
Distribution (12b-1) fees payable	18,489
Incentive fees payable	5,021
Options written, at fair value (premiums received $4,910)	2,835
Accrued expenses and other liabilities	211,258
TOTAL LIABILITIES	6,777,314
NET ASSETS	$ 475,943,206

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 515,667,842
Accumulated net investment loss	(12,494,576)
Accumulated net realized loss from security transactions	(26,222,543)
Net unrealized depreciation of investments	(1,007,517)
NET ASSETS	$ 475,943,206

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 56,415,105
Shares of beneficial interest outstanding	6,029,323
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.36
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$ 9.93

Class C Shares:
Net Assets	$ 8,097,414
Shares of beneficial interest outstanding	870,476
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.30

Class I Shares:
Net Assets	$ 411,430,687
Shares of beneficial interest outstanding	43,808,155
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.39

(a) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2012

INVESTMENT INCOME
Interest	$ 2,128,577
Dividends	7,729
Less: Foreign withholding taxes	(2,505)
TOTAL INVESTMENT INCOME	2,133,801

EXPENSES
Investment advisory fees	7,020,621
Distribution (12b-1) fees:
Class A	99,717
Class C	35,605
Management fees *	5,246,175
Incentive fees *	2,122,843
Platform fees *	1,079,639
Sponsor fees *	1,079,639
Trading costs *	884,688
Administrative services fees	328,693
Transfer agent fees	142,972
Non 12b-1 shareholder servicing	88,810
Accounting services fees	83,542
Custodian fees	56,312
Professional fees	48,526
Registration fees	46,299
Printing and postage expenses	42,620
Compliance officer fees	36,635
Trustees fees and expenses	6,303
Insurance expense	2,101
Interest expense	1,313
Other expenses	214,157
TOTAL EXPENSES	18,667,210

Less: Fees waived by the Advisor	(316,352)

NET EXPENSES	18,350,858
NET INVESTMENT LOSS	(16,217,057)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	1,501,783
Futures and forward foreign currency exchange contracts	(28,763,436)
Foreign currency transactions	(165,593)
Written options	(65,834)
(27,493,080)
Net change in unrealized appreciation (depreciation) of:
Security transactions	(4,041,001)
Futures and forward foreign currency exchange contracts	2,880,108
Foreign currency transactions	(99,568)
Written options	2,075
(1,258,386)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(28,751,466)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (44,968,523)

* This is an expense of AlphaMetrix Strategies Offshore Fund, Ltd.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	March 31,	March 31,
	2012 (b)	2011 (a)
FROM OPERATIONS
Net investment loss	$ (16,217,057)	$ (614,492)
Net realized loss from security transactions, futures
contracts, forward foreign exchange contracts, written options
and foreign currency transactions	(27,493,080)	(30,621)
Net change in unrealized appreciation (depreciation) of
futures contacts, forward foreign exchange contracts,
written options and foreign currency transactions	(1,258,386)	250,869
Net decrease in net assets resulting from operations	(44,968,523)	(394,244)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	-	(71,953)
From net investment income:
Class A	-	(58,533)
Class I	-	(371,450)
Net decrease in net assets from distributions to shareholders	-	(501,936)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	61,466,518	24,024,445
Class C	9,156,407	-
Class I	363,941,810	186,127,600
Net asset value of shares issued in reinvestment of distributions:
Class A	-	65,273
Class C	-	-
Class I	-	391,276
Payments for shares redeemed:
Class A	(23,050,212)	(1,376,370)
Class C	(586,300)	-
Class I	(96,743,234)	(1,609,304)
Net increase in net assets from shares of beneficial interest	314,184,989	207,622,920

TOTAL INCREASE IN NET ASSETS	269,216,466	206,726,740

NET ASSETS
Beginning of Period	206,726,740	-
End of Period *	$ 475,943,206	$ 206,726,740
*Includes accumulated net investment loss of:	$ (12,494,576)	$ (561,259)

(a) The Princeton Futures Strategy Fund commenced operations on July 19, 2010.
(b) Class C Shares commenced operations on June 14, 2011.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	March 31,	March 31,
	2012 (b)	2011 (a)
SHARE ACTIVITY
Class A:
Shares Sold	6,211,332	2,295,885
Shares Reinvested	-	6,228
Shares Redeemed	(2,353,130)	(130,992)
Net increase in shares of beneficial interest outstanding	3,858,202	2,171,121

Class C:
Shares Sold	932,244	-
Shares Redeemed	(61,768)	-
Net increase in shares of beneficial interest outstanding	870,476	-

Class I:
Shares Sold	36,106,902	17,719,784
Shares Reinvested	-	37,335
Shares Redeemed	(9,902,307)	(153,559)
Net increase in shares of beneficial interest outstanding	26,204,595	17,603,560

(a) The Princeton Futures Strategy Fund commenced operations on July 19, 2010.
(b) Class C Shares commenced operations on June 14, 2011.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A
	Year Ended	Period Ended
	March 31,	March 31,
	2012	2011 (1)
Net asset value, beginning of period	$ 10.44	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.43)	(0.14)
Net realized and unrealized
gain (loss) on investments	(0.65)	0.68
Total from investment operations	(1.08)	0.54

Less distributions from:
Net investment income	-	(0.08)
Net realized gains	-	(0.02)
Total distributions	-	(0.10)

Net asset value, end of period	$ 9.36	$ 10.44

Total return (3)(6)	(10.35)%	5.40%

Net assets, at end of period (000s)	$ 56,415	$ 22,673

Ratio of gross expenses to average
net assets (4)(5)	5.01%	2.95%	(7)
Ratio of net expenses to average
net assets (5)	4.91%	2.20%	(7)
Ratio of net investment loss
to average net assets (5)	(4.36)%	(1.87)%	(7)

Portfolio Turnover Rate (6)	85%	7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

(1)	The Princeton Futures Strategy Fund’s Class A shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	If the income and expenses of AlphaMetrix Strategies Offshore Fund, Ltd. had been included for the period ended
March 31, 2011, the ratios would have been as follows:

Ratio of gross expenses to average		7.48%
net assets (4)(5)
Ratio of net expenses to average
net assets (5)		6.73%
Ratio of net investment loss
to average net assets (5)		(6.38)%
Portfolio Turnover Rate (6)		7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class C
Period Ended
March 31,
2012 (1)
Net asset value, beginning of period	$ 10.24

Activity from investment operations:
Net investment loss (2)	(0.39)
Net realized and unrealized
loss on investments	(0.55)
Total from investment operations	(0.94)

Less distributions from:
Net investment income	-
Net realized gains	-
Total distributions	-

Net asset value, end of period	$ 9.30

Total return (3)(6)	(9.18)%

Net assets, at end of period (000s)	$ 8,097

Ratio of gross expenses to average
net assets (4)(5)	5.78%
Ratio of net expenses to average
net assets (5)	5.65%
Ratio of net investment loss
to average net assets (5)	(5.07)%

Portfolio Turnover Rate (6)	85%

(1)	The Princeton Futures Strategy Fund’s Class C shares commenced operations June 14, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I
	Year Ended	Period Ended
	March 31,	March 31,
	2012	2011 (1)
Net asset value, beginning of period	$ 10.46	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.41)	(0.12)
Net realized and unrealized
gain (loss) on investments	(0.66)	0.69
Total from investment operations	(1.07)	0.57

Less distributions from:
Net investment income	-	(0.09)
Net realized gains	-	(0.02)
Total distributions	-	(0.11)

Net asset value, end of period	$ 9.39	$ 10.46

Total return (3)(6)	(10.23)%	5.65%

Net assets, at end of period (000s)	$ 411,431	$ 184,054

Ratio of gross expenses to average
net assets (4)(5)	4.75%	2.44%	(7)
Ratio of net expenses to average
net assets (5)	4.66%	1.95%	(7)
Ratio of net investment loss
to average net assets (5)	(4.12)%	(1.61)%	(7)

Portfolio Turnover Rate (6)	85%	7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

(1)	The Princeton Futures Strategy Fund’s Class I shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	If the income and expenses of AlphaMetrix Strategies Offshore Fund, Ltd. had been included for the period ended
March 31, 2011, the ratios would have been as follows:

Ratio of gross expenses to average		6.97%
net assets (4)(5)
Ratio of net expenses to average
net assets (5)		6.48%
Ratio of net investment loss
to average net assets (5)		(6.13)%
Portfolio Turnover Rate (6)		7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2012

1.

ORGANIZATION

The Princeton Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks to achieve capital appreciation and manage volatility as a secondary objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.   Investments in Commodity Trading Advisors’ Managed Futures Programs are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Forward Currency Contracts - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign exchange contracts in the consolidated statement of operations. For the year ended March 31, 2012, the Fund had realized losses of $3,110,658 from forward currency contracts.

Futures Contract - The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the consolidated statement of assets and liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended March 31, 2012, the Fund had realized losses of $25,652,778 from futures contracts.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Options Transactions - The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended March 31, 2012, the Fund had realized loss of $65,834 from options contract written.

The following table summarizes the Fund’s written option activity:

Option Contracts	Number of Option Contracts	Premium
Outstanding at March 31, 2011	-	$ -
Options written	1,521	137,714
Options terminated in closing purchase transactions	(1,306)	(128,693)
Options expired	(89)	(4,111)
Outstanding at March 31, 2012	126	$ 4,910

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisors	-	72,289,453	-	72,289,453
Exchange Traded Funds	2,100,123	-	-	2,100,123
Corporate Bonds & Notes	-	190,343,649	-	190,343,649
U.S. Government & Agency Obligations	-	115,732,048	-	115,732,048
Short-Term Investments	134,438	-	-	134,438
Open Futures Contracts	3,637,099	-	-	3,637,099
Total	$ 5,871,660	$ 378,365,150	$ -	$ 384,236,810
Liabilities *	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	-	756,991	-	756,991
Total	$ -	$ 756,991	$ -	$ 756,991

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

* See Portfolio of Investments for industry classification.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

The Fund is required to provide additional qualitative disclosures for each investment in a non-registered fund whose fair value constitutes more than five percent of the Fund’s net asset balance. As of March 31, 2012, investments that exceeded five percent of the Fund’s net assets balance are as follows:

	% of	Investment	Redemptions
Investee Fund	Net Assets	Objective	Permitted

Crabel Multi-Product Class A	5.4%	Speculative Trading	Last business day of the month (with 5 days written notice) *

* Withdrawals may also be made on other business days, subject to additional conditions. The control board of the investee fund may temporarily suspend the Fund’s right to withdraw capital.

Consolidation of Subsidaries – The consolidated financial statements of the Fund include PFS Fund Limited (“PFSFL”), a wholly-owned and controlled foreign subsidiary. The consolidated financial statements of PFSFL include the financial statements of AlphaMetrix Strategies Offshore Fund, Ltd. (ASOF). The Fund consolidates the results of subsidiaries in which the fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investments in the PFSFL is as follows:

PFS Fund Limited ("PFSFL") *
March 31, 2012
Fair Value of Systematic Trading Companies	$ 112,690,688
Other Assets	$ 1,040,252
Total Net Assets	$ 113,730,940

Percentage of the Fund’s Total Net Assets	23.90%

* PFSFL commenced operations on August 23, 2010

ASOF is a majority owned commodity pool (CP) subsidiary which invests in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs.  CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts.  It is anticipated the CTA programs used by ASOF will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  As of March 31, 2012, PFSFL had 100% ownership in ASOF.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

For tax purposes, PFSFL is an exempted Cayman investment company.  PFSFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, PFSFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, PFSFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended March 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts

Net realized gain (loss) from futures and forward foreign currency exchange contracts

Net realized gain (loss) from written options

Net change in unrealized appreciation/depreciation from futures and forward foreign currency exchange contracts

Net change in unrealized appreciation/depreciation from written options

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended March 31, 2012:

Unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended March 31, 2012
Futures/Options Written	$ 1,367,741	$ (382,976)	$ 2,421,310	$ 233,099	$ 3,639,174
Forward Foreign Exchange Contracts	-	(756,991)	-	-	(756,991)
	$ 1,367,741	$ (1,139,967)	$ 2,421,310	$ 233,099	$ 2,882,183

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended March 31, 2012
Futures/Options Written	$ (24,286,204)	$ (6,928,958)	$ 1,128,233	$ 4,368,317	$ (25,718,612)
Forward Foreign Exchange Contracts	-	(3,110,658)	-	-	(3,110,658)
	$ (24,286,204)	$ (10,039,616)	$ 1,128,233	$ 4,368,317	$ (28,829,270)

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Cash on deposit with brokers–  Cash held in the commodity trading accounts at clearing broker consists of either cash maintained in the custody of the broker, a portion of which is required margin for open positions, or amounts due to/from the broker for margin or unsettled trades. The Fund also holds cash in a non-interest bearing United States dollars (“USD”) commercial bank account. The Fund holds various currencies at the clearing broker, of which approximately $81,666,267 are held in USD and $1,735,813 in foreign currencies as of March 31, 2012. The non-U.S. currencies fluctuate in value on a daily basis relative to the USD. A portion of this cash is restricted cash required to meet maintenance margin requirements. Cash with the clearing broker as of March 31, 2012 included restricted cash for margin requirements of $34,903,566. This cash becomes unrestricted when the underlying positions to which it is applicable are liquidated. Cash with the clearing broker as of March 31, 2012 included amounts due to the broker for unsettled trades of $920,156. As of April 4, 2012, the unsettled trades had fully settled.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs  –  Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and NFA fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended March 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $354,488,553 and $138,467,360, respectively.

4. INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2012, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Banyan Capital Fund LP	6/1/2011	9,130,477	$ 8,950,000	$ 9,200,468	1.93%
Quantitative Global 3x Fund, Ltd.	2/10/2011	10,612,316	$ 9,839,772	$ 9,427,228	1.98%
The Tap Fund, Ltd.	1/3/2011	10,680,783	$ 10,750,000	$ 10,118,225	2.13%

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

5. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Princeton Fund Advisors, serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged 6800 Capital, LLC and Congress Asset Management Co. as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.80% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays 6800 Capital, LLC and Congress Asset Management Co. a sub-advisory fee, computed and accrued daily and paid monthly.

The Fund pays each Trading Advisor a management fee (the “Management Fee”) at an annual rate of between 0% and 3%, pursuant to each respective trading agreement, to be calculated and accrued monthly as a percentage of the designated account size payable in arrears as of the last business day of the month, regardless of the amount of assets deposited by the Fund with the clearing broker. The Designated Account Size is the amount communicated to each Trading Advisor by the Sponsor on its monthly trading level report, as the same may be revised from time to time by the Sponsor in its sole discretion upon notice to the Trading Advisor, plus or minus profits and losses as set forth in each trading agreement. The Fund incurred management fees of $5,246,175 for the year ended March 31, 2012 of which $130,250 is payable at March 31, 2012.

Pursuant to each respective trading agreement, each Trading Advisor shall be entitled to a quarterly incentive fee (the “Incentive Fee”), ranging between 0% and 30%, annual rate, of new net profits (if positive) which consists of (i) the cumulative profits generated by the Trading Advisor for the Fund during the applicable quarter, including realized and unrealized profits, less (ii) (a) interest income generated by account during the applicable quarter, (b) all transaction costs and applicable the Fund related expenses incurred during the applicable quarter (including, but not limited to, the Management Fee), as determined by the sponsor in its reasonable discretion, and (c) the loss carryforward, if any. All Incentive Fees actually paid to each of the Trading Advisors will be retained by the Trading Advisor and will not be repaid even if subsequent losses are experienced. The Fund incurred incentive fees of $2,122,843 for the year ended March 31, 2012, of which $5,021 was payable at March 31, 2012.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.20%, 2.95% and 1.95% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. For the year ended ended March 31, 2012, the Advisor waived fees and reimbursed expenses in the amount of $316,352.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.20%, 2.95% and 1.95% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.20% and 1.95% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 2.20%, 2.95% and 1.95%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2014	$197,927
3/31/2015	$316,352

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares.   The Distributor is an affiliate of GFS. For the year ended March 31, 2012, the Distributor received $319,741 in underwriting commissions for sales of Class A shares, of which $45,871 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees- Effective April 1, 2012, with the approval of the Board, the Fund pays a pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund pays it’s pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee and the lead independent trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)- GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Other	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Book/Tax	Loss	Appreciation/	Accumulated
Income	Capital Gains	Losses	Differences	Carry Forward	(Depreciation)	Earnings/(Deficits)
$ -	$ 173,153	$ (2,424,305)	$ (37,562,936)	$ -	$ (705,679)	$ (40,519,767)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax adjustments relating to the Fund’s holding in PFSF-SPC and CTAs.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $1,629,174.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $795,131.

Permanent book and tax differences are primarily attributable to net operating losses, foreign currency losses and the Fund’s holdings in CTAs, resulted in reclassification for the year ended March 31, 2011 as follows: a decrease in paid in capital of $5,625,399; a decrease in accumulated net investment loss of $4,283,740 and a decrease in accumulated net realized loss from security transactions of $1,341,659.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the consolidated financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Princeton Futures Strategy Fund (the Fund), including the consolidated portfolio of investments, as of March 31, 2012, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the year then ended and for the period from July 19, 2010 (commencement of operations) through March 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Princeton Futures Strategy Fund as of March 31, 2012, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 19, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

May 30, 2012

Princeton Futures Strategy Fund

EXPENSE EXAMPLES

March 31, 2012 (Unaudited)

As a shareholder of the Princeton Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Futures Strategy Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period 10/1/11 – 3/31/12	Expense Ratio During Period+ 10/1/11 – 3/31/12
Class A*	$1,000.00	$929.50	$10.61	2.20%
Class C*	1,000.00	925.40	14.20	2.95
Class I*	1,000.00	929.70	9.41	1.95

Hypothetical (5% return before expenses)	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period 10/1/11 – 3/31/12	Expense Ratio During Period+ 10/1/11 – 3/31/12
Class A*	$1,000.00	$1,014.00	$11.08	2.20%
Class C*	1,000.00	1,010.25	14.83	2.95
Class I*	1,000.00	1,015.25	9.82	1.95

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

"Hypothetical" expense information for the Portfolio is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183/366 (to reflect the full half-year period).

+Annualized.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION

March 31, 2012 (Unaudited)

Approval of Advisory Agreement –Princeton Futures Strategy Fund

In connection with a regular meeting held on March 25, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Mount Yale Asset Management, LLC* (“Mt Yale” or the “Adviser”) and the Trust, on behalf of Princeton Futures Strategy Fund (“Princeton” or the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its Fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because Princeton has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Board, including the Independent Trustees, considered the Adviser’s performance with its existing accounts, as well as other factors relating to the adviser’s track record. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.80% annual advisory fee based on the average net assets of the Fund.  The Trustees reviewed information regarding fees and expenses of comparable funds and concluded that Princeton’s advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Princeton for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of Princeton’s expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

March 31, 2012 (Unaudited)

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of each Trust and the shareholders of the Fund.

* On July 1, 2011, Mount Yale Asset Management, LLC transferred its interests and obligations in Advisory Agreement to the Princeton Fund Advisors, LLC.

Approval of Sub-Advisory Agreements - Princeton Futures Strategy Fund

In connection with a regular meeting held on March 25, 2010, the Board of the Northern Lights Fund Trust (the “Trust”), including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreements between Mt Yale and 6800 Capital, LLC (“6800”), and separately between Mt Yale and Congress Asset Management Company, LLP (“Congress”) (the “Sub-Advisers”) on behalf of the Princeton Futures Strategy Fund (the “Sub-Advisory Agreements”)**. In considering the proposed Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements. These materials included: (a) information on the investment performance of the Sub-Advisers’ similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Advisers’ including information on (a) the overall organization of each Sub-Advisers’; (b) investment management staffing; and (c) the financial condition of each Sub-Advisers’.

In its consideration of the proposed Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Adviser research capabilities and the experience of its fund management personnel.  The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the experience of the portfolio managers and the prior performance of the Sub-Adviser’s with its existing accounts.  The Board concluded that each Sub-Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the 6800 would charge a fee equal to two-thirds of the advisory fee, based upon the average net assets of the Fund and Congress would charge a 0.20% annual sub-advisory fee, based upon the average net assets of the Fund. It was noted that the Sub-Adviser’s fee would be paid directly by Adviser based upon the Fund’s current management fee and there would be no increased ongoing cost to shareholders as a result of the Sub-Adviser’s appointment as the Fund’s Sub-Adviser. The Trustees concluded that the Fund’s sub-advisory fees was acceptable in light of the quality of the services the Fund expected to receive from each Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreements, economies of scale was not a relevant consideration.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

March 31, 2012 (Unaudited)

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Advisers in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Sub-Advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures is fair and reasonable and that approval of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreements.

** On July 1, 2011, Mount Yale Asset Management, LLC transferred its interests and obligations in the Sub-Advisory Agreements to Princeton Fund Advisors, LLC.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2012

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISOR

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

INVESTMENT SUB-ADVISORS

6800 Capital, L.L.C.

One Palmer Square, Suite 530

Princeton, NJ 08542

Congress Asset Management Co.

2 Seaport Lane, 5th Floor

Boston, MA 02210

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $27,000

2011 - $35,000

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 – $10,500

2011 – $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – None

2011 – None

(h)

The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/6/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/6/12